Supplement to the
Fidelity Advisor Small Cap Value Fund
Institutional Class
October 27, 2006
Prospectus

The following information found in the 1st bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 21 is no longer applicable.

  Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.

The following information replaces the information in the 1st bullet in the "Fidelity Advisor Money Line" table on page 22.

  The Fidelity Advisor Money Line feature will automatically be established using the bank information from your initial investment check, provided there is at least one common name on the check and the account registration. Complete the appropriate section on the application if electing to provide alternate bank information or to decline the Fidelity Advisor Money Line Feature.

ASCVI-07-02 July 24, 2007
1.808273.107